UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK KELSO CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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40 EAST 52ND STREET

NEW YORK, NEW YORK 10022

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS

TO BE HELD ON MAY 9, 2014

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of BlackRock Kelso Capital Corporation (the “Company”) that:

The Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held on the 4th floor of 40 East 52nd Street, New York, New York, on May 9, 2014, at 10:00 a.m. (New York City time). The Annual Meeting is being held for the following purposes:

1.	To elect three nominees to the Board of Directors (the “Board”) of the Company;

2.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

We encourage you to contact the Company at 212-810-5800 from 9:00 a.m. to 6:00 p.m. (New York City time) if you have any questions.

The Board of the Company has fixed the close of business on March 12, 2014 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present in person at the Annual Meeting, we urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, or register your vote by telephone or through the Internet, so you will be represented at the Annual Meeting. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned, postponed or delayed in order to permit further solicitation of the proxies by the Company.

By order of the Board of the Company

Laurence D. Paredes, Secretary of the Company

New York, New York

March 19, 2014

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, OR REGISTER YOUR VOTE BY TELEPHONE OR THROUGH THE INTERNET. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD, VOTE YOUR SHARES BY TELEPHONE, OR VOTE VIA THE INTERNET, TODAY.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 9, 2014

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). Much of the information in this proxy statement (this “Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you do not understand, please contact us at 212-810-5800.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”, each member of which is referred to as a “Director”) of BlackRock Kelso Capital Corporation (the “Company,” “we,” “our” or “us”) of proxies to be voted at the Annual Meeting (the “Annual Meeting”) of owners of shares of common stock (the “Stockholders”) of the Company and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Annual Meeting. The Annual Meeting will be held on the 4th floor of 40 East 52nd Street, New York, New York, on May 9, 2014 at 10:00 a.m. (New York City time). This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to Stockholders on or about March 26, 2014.

*	WHY IS A STOCKHOLDER MEETING BEING HELD?

To address various proposals that require Stockholder approval.

*	WHAT PROPOSALS WILL BE VOTED ON?

In the first proposal (the “First Proposal” or “Proposal 1”), Stockholders are being asked to elect the Class I Directors to the Board of the Company.

In the second proposal (the “Second Proposal” or “Proposal 2”), Stockholders are being asked to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

*	WILL MY VOTE MAKE A DIFFERENCE?

YES! Your vote is important to the governance of the Company, no matter how many shares you own.

*	WHO IS ASKING FOR YOUR VOTE?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on May 9, 2014, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page).

*	HOW DOES THE COMPANY’S BOARD RECOMMEND THAT STOCKHOLDERS VOTE ON THE PROPOSALS?

The Board recommends that you vote “FOR” each Proposal.

*	WHO IS ELIGIBLE TO VOTE?

Stockholders of record at the close of business on March 12, 2014 are entitled to be present and to vote at the Annual Meeting or any adjournments, postponements or delays thereof. Each share of common stock is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted by the proxyholders at their discretion according to the Board’s recommendation.

*	WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES?

Stockholders of record own shares that are registered directly in their name with the Company’s transfer agent, BNY Mellon Investment Servicing (US) Inc. The Notice of Annual Meeting, Proxy Statement and proxy card are being sent directly to Stockholders of record by the Company. Stockholders of record have the right to vote in person at the Annual Meeting or to grant a voting proxy directly to the Company.

Beneficial owners of shares own shares that are held in a stock brokerage account or by a bank or other nominee. Beneficial owners’ shares are considered to be held in street name, and the Notice of Annual Meeting, Proxy Statement and proxy card are being forwarded to beneficial owners by their respective broker, bank or other nominee who is considered, with respect to those shares, the Stockholder of record. A beneficial owner has the right to direct its broker, bank or other nominee on how to vote and is also invited to attend the Annual Meeting. A beneficial owner may vote shares by voting in accordance with the Notice of Annual Meeting, by returning a proxy card to the Company or by making an arrangement with its broker, bank or other nominee concerning how such broker, bank or other nominee should vote its shares. A beneficial owner may also vote its shares in person at the Annual Meeting, if the beneficial owner brings a brokerage statement reflecting its stock ownership as of March 12, 2014, the record date.

*	HOW DO I VOTE BY PROXY?

Stockholders of record may authorize a proxy to vote on their behalf by mail, as described on the enclosed proxy card. Authorizing a proxy will not limit a Stockholder’s right to vote in person at the Annual Meeting. A properly completed and submitted proxy timely received by the Company before the Annual Meeting will be voted in accordance with the Stockholder’s instructions, unless those instructions are subsequently revoked. If the Stockholder authorizes a proxy without indicating voting instructions, the proxyholders will vote the Stockholder’s shares at their discretion according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. The enclosed proxy card includes specific instructions to be followed by Stockholders of record interested in voting via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate a Stockholder’s identity and to allow Stockholders to vote their shares and to confirm that their instructions have been properly recorded. Stockholders that vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the Stockholder.

*	HOW DO I VOTE IF MY SHARES ARE HELD THROUGH A BROKER?

Stockholders who hold shares of common stock through a broker, bank or other nominee must follow the voting instructions provided by the broker, bank or nominee, whichever is the record holder. If a Stockholder holds shares of common stock through a broker, bank or other nominee and the Stockholder wishes to vote in person at the Annual Meeting, the Stockholder must obtain a legal proxy from the record holder of the Stockholder’s shares and present the proxy at the Annual Meeting. If the Stockholder does not vote in person at the Annual Meeting or does not submit voting instructions to its broker, bank or nominee, the broker, bank or other nominee will not be permitted to vote the Stockholder’s shares on non-routine proposals. The First Proposal is considered a non-routine proposal. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a Stockholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Annual Meeting. Broker non-votes represent those shares held in street name for which the beneficial Stockholder has not provided voting instructions. Since the Second Proposal is a routine proposal, there may be broker non-votes at the Annual Meeting. With respect to the First Proposal, John R. Baron, Jerrold B. Harris and Michael B. Lazar would be elected by the affirmative vote of a plurality of all shares of common stock of the Company present, in person or by proxy, at the Annual Meeting. When there are three director nominees up for election, as is the case here, a vote by plurality means the three director nominees with the highest number of affirmative votes will be elected, regardless of the votes withheld for the candidates. Therefore, with respect to the First Proposal, withheld votes and broker non-votes, if any, will not be counted towards a nominee’s achievement of a plurality. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee cannot vote its shares for the First Proposal. If the beneficial owner authorizes a proxy or properly executes any materials prepared by the broker, bank or other nominee without indicating voting instructions, the broker, bank or other nominee will have the discretion to vote its shares according to the Board’s recommendations.

*	CAN I REVOKE MY PROXY OR CHANGE MY VOTE?

After a Stockholder of record sends a proxy card, the Stockholder of record can revoke a proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to BlackRock Kelso Capital Corporation, Attention: Corporate Secretary, 40 East 52nd Street, New York, New York 10022; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting in person at the Annual Meeting. If the Stockholder holds shares of common stock through a broker, bank or other nominee, the Stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Attending the Annual Meeting does not revoke a proxy unless the Stockholder also votes in person at the Annual Meeting.

*	WHO IS PAYING FOR THE SOLICITATION OF PROXIES?

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, assembling, printing, mailing and posting to the Internet the Notice of Annual Meeting, this Proxy Statement, the proxy card and any additional information furnished to Stockholders. The Company intends to use the services of Georgeson Inc. to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated fee not to exceed $6,500 plus expenses.

Proxies may also be solicited in person and/or by telephone, mail, facsimile transmission or email by the Directors or our officers and/or the officers or employees of BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Advisor”). No additional compensation will be paid to the Directors, officers or regular employees for such services.

*	WHAT VOTE IS REQUIRED TO APPROVE EACH OF THE PROPOSALS?

First Proposal. The affirmative vote of a plurality of all shares of common stock of the Company present at the Annual Meeting, in person or by proxy, is required to elect each of the nominees as a director. A vote by a plurality means the three nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected.

Second Proposal. The affirmative vote of a majority of all shares of common stock of the Company present at the Annual Meeting, in person or by proxy, and entitled to vote, is required to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to the Second Proposal.

*	HOW ARE VOTES COUNTED?

First Proposal. Stockholders may vote “For” or “Withhold.” A vote for “Withhold” with respect to a nominee for director will be treated as present for purposes of determining a quorum for the Annual Meeting but will not be counted towards a nominee’s achievement of a plurality. Where there are three director nominees up for election, as is the case here, a vote by a plurality means the three nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected. As a result, a “Withhold” vote will have no effect on the First Proposal. If a Stockholder holds shares in street name through a broker, bank or other nominee, the Stockholder’s broker, bank or other nominee will not be permitted to exercise voting discretion with respect to the First Proposal. Therefore, if a Stockholder holds shares through a broker, bank or other nominee and the Stockholder does not give its broker, bank or other nominee specific instructions on how to vote and sufficient shares are present at the Annual Meeting for quorum purposes, or the Stockholder does not vote in accordance with the voting instructions on the proxy card, the Stockholder’s shares will be treated as present for purposes of establishing quorum, but will not be counted towards a nominee’s achievement of a plurality. However, if a Stockholder authorizes a proxy or properly executes any materials prepared by broker, bank or other nominee without indicating voting instructions, the broker, bank or other nominee will have the discretion to vote the Stockholder’s shares according to the Board’s recommendations.

Second Proposal. Stockholders may vote “For,” “Against,” or “Abstain.” A vote for “Abstain” with respect to the Second Proposal will be considered present for the purpose of determining the presence of a quorum and will have the effect of a vote against the Second Proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to the Second Proposal. If a Stockholder holds shares in street name through a broker, bank or other nominee, the Stockholder’s broker, bank or nominee will be permitted to exercise voting discretion with respect to the Second Proposal.

If a Stockholder signs a proxy card with no further instructions, the Stockholder’s shares will be voted in accordance with the recommendations of the Board with respect to the First and Second Proposals. The proxyholders will vote in accordance with their discretion with regard to any other matter that properly comes before the Annual Meeting.

If there appears not to be enough votes to approve any of the Proposals at the Annual Meeting, the Chairman of the Annual Meeting or a majority of the Stockholders who are represented in person or by proxy and entitled to vote at the Annual Meeting may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote proxies held by them for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

*	HOW MANY SHARES OF THE COMPANY WERE OUTSTANDING AS OF THE RECORD DATE?

The Company had 74,520,169 shares of common stock outstanding at the close of business on the record date. Each share of common stock is entitled to one vote.

*	WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSALS BEING VOTED ON AT THE ANNUAL MEETING?

The holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting and present in person or by proxy will constitute a quorum for the Proposals; provided, however, that if there is no contest for the election of directors, and a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting are not present in person or by proxy, the holders of one-third of such shares shall constitute a quorum to the extent permitted by applicable law. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned, postponed or delayed in order to permit further solicitation of proxies by the Company.

THE PROPOSALS

FIRST PROPOSAL: TO ELECT THE CLASS I DIRECTORS.

*	WHO ARE THE NOMINEES FOR CLASS I DIRECTORS?

John R. Baron, Jerrold B. Harris and Michael B. Lazar have been nominated for election to the Board at the Annual Meeting. Certain information concerning Messrs. Baron, Harris and Lazar is set forth below. Mr. Harris has been a Director of the Company since 2005. On June 17, 2013, the Board increased the number of Directors that constitute the Board from five (5) members to seven (7) members and appointed Mr. Baron to the Board as a Class I Director to fill one of the vacancies created by the Board expansion. On March 5, 2014, the Board nominated Mr. Lazar for election as a Class I Director and, in connection with such nomination, resolved to increase the number of Directors that constitute the Board from seven (7) members to eight (8) members effective as of the Annual Meeting and contingent upon Mr. Lazar being elected to the Board as a Class I Director. Mr. Lazar is a co-founder of the Company and has been the Chief Operating Officer of the Company since its formation in 2004.

The Board is divided into three classes, designated Class I, Class II and Class III. The term of office of one class of Directors expires at each annual meeting of Stockholders on a staggered basis. Each class of Directors holds office for a three-year term. For example, the Class I Directors, Messrs. Baron and Harris and Mr. Lazar, as a Class I Director nominee, stand for election at this year’s annual meeting of Stockholders; the Class II Directors, Brian D. Finn, William E. Mayer and François de Saint Phalle, are expected to stand for re-election at the Company’s 2015 annual meeting of Stockholders; and the Class III Directors, James R. Maher and Maureen K. Usifer, are expected to stand for re-election at the Company’s 2016 annual meeting of Stockholders. Each Director holds office for the three-year term to which he or she is elected and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.

The NASDAQ Global Select Market (“NASDAQ”) rules require listed companies, such as the Company, to have a board of directors composed of at least a majority of independent directors. Independent directors are those who are not interested persons of the Company or of the Advisor, for purposes of the 1940 Act (the “Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. As part of its annual assessment of director independence as required under NASDAQ rules, our Board has determined that each of the following Directors are independent: Messrs. Baron, Finn, Harris, Mayer and de Saint Phalle and Ms. Usifer. Based upon information requested from each Director concerning his or her background, employment and affiliations, our Board has affirmatively determined that none of the Independent Directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee.

Messrs. Baron and Harris are Independent Directors. Mr. Lazar is an “interested person” (for purposes of the 1940 Act) of the Company because he is an officer of the Company and of the Advisor. Messrs. Baron and Harris are Class I Directors nominated for re-election and Mr. Lazar is nominated for election as a Class I Director at the Annual Meeting:

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Independent Director Nominees:

John R. Baron 1957

Mr. Baron is a Director of the Company. Mr. Baron is Managing Partner of Crystal Ridge Partners, LP, a New Jersey based private equity firm. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm, and its predecessors. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors.

In addition to serving on the board of a number of not-for-profit organizations, Mr. Baron currently serves as a Director for Crystal Ridge Partners, Big Rock Sports, a leading distributor of hunting and fishing products and Bronco Manufacturing, a leading manufacturer of spare parts for oil and gas drilling rigs. Mr. Baron also serves on the compensation committee for Big Rock Sports. Mr. Baron received a BS from Lehigh University, an MBA from Fordham University and he completed the Management Corporate Finance program at Harvard University.

		Director since 2013; Term expires 2014.	None(2)	In addition to serving on the board of a number of not-for-profit organizations, Mr. Baron currently serves as a Director for Crystal Ridge Partners, a private equity firm, Big Rock Sports, a leading distributor of hunting and fishing products and Bronco Manufacturing, a leading manufacturer of spare parts for oil and gas drilling rigs.

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Jerrold B. Harris 1942

Mr. Harris is a Director of the Company. Mr. Harris has been retired since 1999.

From 1990 to 1999, Mr. Harris was President and Chief Executive Officer of VWR Scientific Products Corporation (which was acquired by Merck KGaA in 1999). From 1996 to 2007, Mr. Harris was a director of the BlackRock Liquidity Funds.

Mr. Harris is currently a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex and of Henry Troemner LLC. Mr. Harris was previously a Director of the Delta Waterfowl Foundation and is currently a director emeritus of Ursinus College. Mr. Harris earned a B.S. degree from the University of California at Berkeley in 1964.

		Director since 2005; Term expires 2014.	None(2)	Mr. Harris is currently a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex and of Henry Troemner LLC, a manufacturer of scientific equipment. In 2013, Mr. Harris became a director of Ducks Unlimited, Inc. (conservation) and Waterfowl Chesapeake (conservation). Mr. Harris is also a trustee of Ursinus College. From 1996 to 2007, Mr. Harris was a director of the BlackRock Liquidity Funds, and he has previously served as a director of the Delta Waterfowl Foundation.

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Interested Director Nominee:

Michael B. Lazar 1969(3)	Mr. Lazar is Chief Operating Officer of the Company and Chief Operating Officer of the Advisor. Mr. Lazar is a co-founder of the Company and has served as its Chief Operating Officer since its formation in 2004. Previously, Mr. Lazar was a Managing Director and Principal at Kelso & Company, L.P., one of the oldest and most established firms specializing in private equity investing. Having originally joined Kelso & Company, L.P. in 1993, Mr. Lazar was involved in Kelso & Company, L.P.’s private equity transactions since that time. Prior to joining Kelso & Company L.P., Mr. Lazar worked in the Acquisition Finance Group at Chemical Securities, Inc. (predecessor to J.P. Morgan Securities Inc.) where his responsibilities included working with financial sponsors on the analysis, evaluation and financing of leveraged buyouts. He began his career in the Corporate Finance and Structured Finance Groups at Chemical Bank, where he focused on financings for leveraged companies. Mr. Lazar has served as a Director of Waste Services, Inc. In addition, Mr. Lazar has served on the boards of certain Kelso portfolio companies. Mr. Lazar received a B.A. degree, cum laude, from Dartmouth College.	N/A(4)	None(2)	Mr. Lazar is currently Co-Chair of the Leadership Council and a director of the Naomi Berrie Diabetes Center at Columbia University Medical Center and a director of the New York Division of the March of Dimes, a not-for-profit organization whose mission is to prevent birth-defects, premature birth and infant mortality.

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, New York 10022.

(2)	Other than the Company.

(3)	Mr. Lazar is an “interested person” (for purposes of the 1940 Act) of the Company because he is an officer of the Company and of the Advisor.

(4)	Mr. Lazar was nominated for election by the Board to serve as a Class I Director on March 5, 2014.

Below is information concerning the Directors who are not subject to re-election at the Annual Meeting:

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Independent Directors:

Brian D. Finn 1960

Mr. Finn is a Director of the Company. Mr. Finn has been retired since 2013.

Mr. Finn was previously the Chief Executive Officer of Asset Management Finance LLC from 2009 to March 2013 and its Chairman from 2008 to March 2013. He has over 30 years of experience in the financial industry. During his career, Mr. Finn served in various senior manager and senior adviser positions in investment banking and private equity within the Credit Suisse Group from 2002 to March 2013 and from 1991 to 1997. From 1997 to 2002, Mr. Finn served as principal and partner of Clayton, Dubilier & Rice. In addition to serving on the board of a number of not-for-profit organizations, Mr. Finn serves as a director of Duff & Phelps Corporation, a valuation and investment banking firm. Mr. Finn received a BS in Economics from The Wharton School, University of Pennsylvania.

		Director since 2013; Term expires 2015.	None(2)	Mr. Finn is currently a director of Duff & Phelps Corporation, a valuation and investment banking firm. Mr. Finn was previously the Chairman of Asset Management Finance LLC from 2008 to March 2013. From 2011 to 2013, Mr. Finn served as a director of Digital Lifeboat, Inc., a private technology start-up.

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
William E. Mayer 1940

Mr. Mayer is a Director of the Company. Since 1999, Mr. Mayer has been a partner at Park Avenue Equity Partners, L.P. (“Park Avenue”), which he co-founded.

From 1996 until the formation of Park Avenue, Mr. Mayer was a founding Partner of Development Capital, which invested in private and public companies. From the fall of 1992 until December 1996, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland. From 1991 to 1992, Mr. Mayer served as a professor and Dean of the Simon Graduate School of Business at the University of Rochester.

Mr. Mayer worked for The First Boston Corporation (now Credit Suisse), a major investment bank, from 1967 to 1990. During his career at The First Boston Corporation, Mr. Mayer held numerous management positions including President and Chief Executive Officer. Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers), DynaVox Inc. (a leading provider of speech generating devices and special education software for persons with speech, language and learning challenges) and WR Hambrecht & Co. (a financial services firm that uses technology and auction processes to access financial markets). Mr. Mayer is also the chairman of the board of PEOPLExpress™ Airlines (an airlines company). Mr. Mayer is also a director of Premier, Inc. (a healthcare performance improvement alliance for hospitals).

Mr. Mayer is also a trustee of the Columbia Group of Mutual Funds. Mr. Mayer has been a director of numerous public, private and not-for-profit boards over the years. Mr. Mayer is a Trustee of the Aspen Institute and serves on its executive committee. Mr. Mayer is a former member of the Board of Trustees of The University of Maryland. Mr. Mayer holds a B.S. degree and an M.B.A. degree from the University of Maryland.

		Director since 2005; Term expires 2015.	None(2)	Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers), DynaVox Inc. (a leading provider of speech generating devices and special education software for persons with speech, language and learning challenges) and WR Hambrecht & Co. (a financial services firm that uses technology and auction processes to access financial markets). Mr. Mayer is also the chairman of the board of PEOPLExpress™ Airlines (an airlines company), a trustee of the Columbia Funds Family of Mutual Funds and a director of Premier, Inc. (a healthcare performance improvement alliance for hospitals). Mr. Mayer has been a director of numerous public, private and not-for-profit boards over the years. Mr. Mayer is a Trustee of the Aspen Institute and serves on its executive committee. Mr. Mayer is a former member of the Board of Trustees of The University of Maryland.

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
François de Saint Phalle 1946

Mr. de Saint Phalle is a Director of the Company. Mr. de Saint Phalle has been a private equity investor, financial advisor and investment banker for more than thirty-five years. Mr. de Saint Phalle has been a private investor since 2000 and was a consultant for Evercore Partners, Inc. from 2000 to 2002.

From 1989 to 2000 he was Chief Operating Officer and Vice Chairman of Dillon, Read & Co. Inc. before it was merged into UBS. In this capacity Mr. de Saint Phalle was responsible for the oversight of the firm’s capital commitments in debt and equity markets. Previously, Mr. de Saint Phalle worked for 21 years at Lehman Brothers. Mr. de Saint Phalle was named a general partner of the firm in 1976 and at various points he managed the Corporate Syndicate Department, the Equity Division and co-headed the Corporate Finance Department.

From 1985 to 1989 Mr. de Saint Phalle served as Chairman of Lehman International, with a primary responsibility for developing a coordinated international finance strategy with American Express which had acquired Lehman in 1984. Mr. de Saint Phalle was named to Lehman’s Operating and Compensation Committees in 1980. Mr. de Saint Phalle is a Director of Evercore Partners, Inc. and Cornerstone Management Solutions, Inc. Mr. de Saint Phalle is a member Emeritus of the Board of Visitors of Columbia College. He received his B.A. from Columbia College.

		Director since 2005; Term expires 2015.	None(2)	Mr. de Saint Phalle is a director of Evercore Partners, Inc. and Cornerstone Management Solutions, Inc., a provider of technology-based real estate transaction services. Mr. de Saint Phalle is also a member Emeritus of the Board of Visitors of Columbia College.

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Maureen K. Usifer 1960

Ms. Usifer is a Director of the Company. Ms. Usifer has been Chief Financial Officer of Seventh Generation Inc., a distributor of its brand of household and personal care products, since April 2012. From April 2009 until April 2012, Ms. Usifer served as Vice President of Investor Relations with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products.

From May 2004 until April 2009, she was a senior finance director with Church & Dwight. From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer for Armkel, LLC a joint venture with Church & Dwight and Kelso & Company, L.P. which encompassed over $400 million in personal care sales. Ms. Usifer was Division Controller of Church & Dwight’s Armus joint venture, which encompassed $500 million in laundry sales, from May 2000 through October 2001. From 1996 through 2000, Ms. Usifer was a Senior Finance Manager of Church & Dwight responsible for all of the Arm & Hammer’s personal care businesses. Ms. Usifer currently sits on the Board of Advisors for the University of Vermont’s Sustainable Entrepreneurship MBA program. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

		Director since 2005; Term expires 2016.	None(2)	None

Name, Address and Year of Birth(1)	Positions Held with the Company and Principal Occupation(s) During the Past 5 Years and Other Background Information	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director During the Past 5 Years
Interested Director:

James R. Maher(3) 1949

Mr. Maher is Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Advisor. Mr. Maher is a co-founder of the Company and has served as its Chairman and Chief Executive Officer since its formation in 2004.

Mr. Maher was, from 2001 until June 2004, a Partner at Park Avenue, a private equity fund specializing in middle-market management buyouts and growth capital investments. Prior to joining Park Avenue, Mr. Maher was President of MacAndrews & Forbes Holdings Inc., a diversified holding company with interests primarily in consumer products and financial services companies. Mr. Maher served as Chairman of Laboratory Corporation of America Holdings (“LabCorp”), after serving as President and Chief Executive Officer of National Health Laboratories, LabCorp’s predecessor, from 1992 to 1995. Prior to joining National Health Laboratories, Mr. Maher was Vice Chairman and a member of the Operating Committee of The First Boston Corporation, an international investment-banking firm.

		Director since 2005; Term expires 2016.	None(2)	Mr. Maher is a trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools.

He served on the Group Executive Committee of CS First Boston, Inc., where he was responsible for the global oversight of merger and acquisition activities, as well as the investment committee. He was also Head of the Investment Banking Group for more than four years. Mr. Maher is a Trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools. Mr. Maher received a Master’s in Business Administration from Columbia University and an undergraduate degree from Boston College.

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, New York 10022.

(2)	Other than the Company.

(3)	Mr. Maher is an “interested person” (for purposes of the 1940 Act) of the Company because he is an officer of the Company and of the Advisor.

*	DOES THE BOARD HAVE ANY COMMITTEES?

Yes. The Board has determined that the efficient conduct of the Company’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The Board has created a Governance and Compensation Committee comprised of all of the Independent Directors. The Board has also created an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) comprised solely of Independent Directors.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the Company’s website at http://www.blackrockkelso.com/InvestorRelations/CorporateGovernance. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing all material aspects of the Company’s accounting and financial reporting processes, internal control and audit functions, monitoring the independence and performance of the Company’s independent registered public accounting firm, providing a means for open communication among the Company’s independent registered public accounting firm, financial and senior management and the Board, reviewing and commenting on preliminary valuation conclusions by independent valuations firms and overseeing compliance by the Company with legal and regulatory requirements. The Audit Committee is presently composed of six persons, including Ms. Usifer (Chairperson) and Messrs. Baron, Finn, Harris, de Saint Phalle and Mayer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. The Board has determined that Ms. Usifer is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Ms. Usifer meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Governance and Compensation Committee

The Board has a Governance and Compensation Committee. The Governance and Compensation Committee consists of Ms. Usifer and Messrs. Baron, Finn, de Saint Phalle, Harris and Mayer (Chair), each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. The Governance and Compensation Committee operates pursuant to a charter approved by the Board, which is available on the Company’s website at http://blackrockkelso.com/InvestorRelations/CorporateGovernance. The Governance and Compensation Committee performs those functions enumerated in the Governance and Compensation Committee charter including, but not limited to, making nominations for the appointment or election of Independent Directors, reviewing Independent Director compensation, retirement policies and personnel training policies, administering the provisions of the code of ethics applicable to the Independent Directors and determining or recommending to the Board for determination, the compensation of any executive officers of the Company. Currently, the Company’s executive officers do not receive any direct compensation from the Company.

With respect to nominations to the Board, the Governance and Compensation Committee may consider nominations for the office of director made by Company Stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send a recommendation to the Company’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of members to the Board or is required by the advance notice provision of the Company’s bylaws. For a candidate to be considered by the Governance and Compensation Committee, a Stockholder must submit the recommendation in writing and must include:

•

the name and record address of the Stockholder, the class or series and number of shares of the Company which are owned beneficially or of record by the Stockholder, a description of all arrangements or understandings between the Stockholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the Stockholder, a representation that the Stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the Stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

•

the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Company which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director if elected. The Governance and Compensation Committee may take into consideration the number of shares of the Company’s common stock held by the recommending Stockholder and the length of time that such shares have been held. The Governance and Compensation Committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the Governance and Compensation Committee reviews the size of the Board and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Company in determining whether one or more new directors should be added to the Board. The Governance and Compensation Committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company. The Director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Company.

Stockholder recommendations for nominees must set forth the information required by the Company’s bylaws, which includes the information described above and must be delivered to or mailed and received at the Company’s principal executive office not more than 120 days nor fewer than 90 days in advance of the anniversary date of the immediately preceding annual meeting of Stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the date of the meeting was made, whichever first occurs.

Code of Ethics

The Company has adopted codes of ethics and business conduct which apply to, among others, the Directors, as well as its officers, including its Chief Executive Officer and Chief Financial Officer. The Company’s codes of ethics and business conduct can be accessed at the Company’s website at http://www.blackrockkelso.com/InvestorRelations/CorporateGovernance. The Company intends to disclose any amendments to or waivers of required provisions of the applicable codes on the Company’s website and as otherwise required by the rules promulgated by NASDAQ and the SEC.

*	WHAT QUALIFICATIONS ARE CONSIDERED OF DIRECTOR NOMINEES?

The charter of the Governance and Compensation Committee of the Board provides for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that in the Company’s view are necessary and desirable for such candidates. The knowledge, experience, skills, expertise and diversity of a director candidate are considered in their totality, and none of the criteria, in isolation, is controlling. The Company believes that the criteria set forth in the Governance and Compensation Committee charter allow for directors who have balanced and diverse experience, skills, attributes and qualifications, which in turn allows the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Each director’s background and experience evince the ability to perform his or her duties as a director effectively. In particular, these experiences include the director’s education or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as leadership of standing committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of our Directors and Director Nominees that support the conclusion that they should serve (or continue to serve) as such.

Director	Experiences, Qualifications and Skills

Mr. Maher	Mr. Maher’s over 30 years of experience in investment banking, private equity and as an executive officer of various publicly traded and private companies provides the Company with a wealth of practical business knowledge and leadership. In particular, Mr. Maher’s mergers and acquisitions and investment banking experience at The First Boston Corporation and his knowledge of middle-market management buyouts and growth capital investments from his time at Park Avenue provides the Company with greater insight into the analysis and evaluation of both its existing investment portfolio and potential future investments. Mr. Maher’s previous service on the Board also provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies. In addition, Mr. Maher’s positions as Chief Executive Officer of the Company and the Advisor provides the Board with a direct line of communication to, and direct knowledge of the operations of, the Company and the Advisor, respectively.

Mr. Baron	Mr. Baron’s expertise in the private equity, banking and investment banking industries provides the Company with an abundance of practical business experience and knowledge. Mr. Baron has served in several senior level management positions, which benefits the Company from a management and leadership perspective. Mr. Baron’s experience as a Director of Crystal Ridge Partners (a private equity firm) provides the Board and the Company with additional insight regarding current private equity trends. In addition, as a director of Big Rock Sports and Bronco Manufacturing, Mr. Baron has a deep understanding of the issues facing manufacturing companies and operating companies generally, which provides the Company with added insight into the operational issues facing its existing and potential portfolio companies. Mr. Baron’s independence from us and the Advisor enhances his role as a member of the Board’s Governance and Compensation Committee and as a member of its Audit Committee.

Mr. Finn	Mr. Finn’s over 30 years of experience in the financial industry, including his service in leadership roles in the private equity and investment banking sectors, contributes to the Company a wealth of expertise in strategically growing businesses and developing valuable client relationships. During Mr. Finn’s tenure with the Credit Suisse Group, Mr. Finn served as the Co-Head of Mergers and Acquisitions, which gives the Company additional knowledge concerning general corporate strategy and greater business acumen regarding the analysis and evaluation of the Company’s existing investment portfolio and its potential future investments. Mr. Finn is currently a Director of Duff & Phelps Corporation (a valuation and investment banking firm) and a number of not-for-profit organizations. Mr. Finn previously served as Chairman of Asset Management Finance LLC. Mr. Finn’s independence from us and the Advisor enhances his role as a member of the Board’s Governance and Compensation Committee and as a member of its Audit Committee.

Mr. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation benefits the Company by providing it with additional business leadership and experience, while adding the benefit of Mr. Harris’s practical knowledge of the chemicals industry and national and international product distribution. In addition, Mr. Harris’s position as a trustee to the BlackRock closed-end fund boards allows him to bring to the Board and the Company the benefit of his experience as a director to other investment companies governed by the 1940 Act. Mr. Harris’s previous service on the Board also provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies. Mr. Harris’s independence from us and the Advisor fosters his role as a member of the Board’s Governance and Compensation and Audit Committees. Mr. Harris is currently a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex and of Henry Troemner LLC. In 2013, Mr. Harris became a director of Ducks Unlimited, Inc. (conservation) and Waterfowl Chesapeake (conservation). Mr. Harris previously served as a member of the Finance, Audit and Investment Committee of the board of directors of Delta Waterfowl Foundation, and as a member of the Finance and Investment Committee of the board of trustees of Ursinus College.

Mr. Mayer

Mr. Mayer has served in numerous executive management positions, including Chief Executive Officer at The First Boston Corporation. In addition, Mr. Mayer spent four years as Dean of the College of Business and Management at the University of Maryland, and prior to that was Dean of the Simon Graduate School of Business at the University of Rochester. Mr. Mayer’s experience in academia, when coupled with his practical business experience and knowledge, adds a dimension of balance to the Company’s governance and provides it with a different kind of business perspective. In addition, Mr. Mayer’s leadership and experience at Park Avenue serves to keep the Company abreast of the latest trends in private equity. Mr. Mayer’s previous service on the Board also provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies. Mr. Mayer’s independence from us and the Advisor enhances his service as Chair of the Board’s Governance and Compensation Committee and as a member of its Audit Committee. Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers), DynaVox Inc. (a leading provider of speech generating devices and special education software for persons with speech, language and learning challenges) and WR Hambrecht & Co. (a financial services firm that uses technology and auction processes to access financial markets). Mr. Mayer is also the chairman of the board of PEOPLExpressTM Airlines (an airlines company). Mr. Mayer is also a director of Premier, Inc. (a healthcare performance improvement alliance for hospitals).

Mr. de Saint Phalle	Mr. de Saint Phalle’s many years of experience in investment banking, private equity, corporate finance and the financial advisory industry provides the Company with broad and diverse knowledge concerning general business trends and the capital markets. In particular, Mr. de Saint Phalle’s three years as a consultant to Evercore Partners and his past overall responsibility for the debt and equity capital commitments of Dillon, Read & Co. provides the Company with enhanced oversight of its investment decision and investment valuation processes. Mr. de Saint Phalle’s previous service on the Board also provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies. Mr. de Saint Phalle’s independence from us and the Advisor enhances his role as a member of the Board’s Governance and Compensation and Audit Committees. Currently, Mr. de Saint Phalle is a Director of Evercore Partners, Inc. and Cornerstone Management Solutions, Inc.

Ms. Usifer	Ms. Usifer’s current role as Chief Financial Officer of Seventh Generation Inc., a distributor of its brand of household and personal care products, provides invaluable guidance to the Company. From April 2009 until April 2012, Ms. Usifer served as Vice President of Investor Relations with Church & Dwight, a major producer of baking soda and consumer products. In addition, Ms. Usifer’s past experience as senior finance director at Church & Dwight and Chief Financial Officer of Armkel, LLC greatly benefits the Company’s oversight of its quarterly and annual financial reporting obligations. Moreover, Ms. Usifer’s knowledge of financial and accounting matters qualify her as the Board’s audit committee financial expert, and her in-depth knowledge of consumer goods benefits the Company’s investment efforts in this industry. Ms. Usifer’s previous service on the Board also provides her with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies. Ms. Usifer’s independence from us and the Advisor enhances her service as Chair of the Board’s Audit Committee and as a member of its Governance and Compensation Committee.

Director Nominee	Experiences, Qualifications and Skills

Mr. Lazar	Mr. Lazar’s position as Chief Operating Officer of the Company and the Advisor will provide the Board with a direct line of communication to, and direct knowledge of the operations of, the Company and the Advisor, respectively. In addition, Mr. Lazar’s position with the Company since its inception, provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies. Mr. Lazar’s experience as a Managing Director and Principal at Kelso & Company, L.P., one of the oldest and most established firms specializing in private equity investing, provides the Company with a wealth of practical business experience and knowledge in the private equity industry. Further, Mr. Lazar’s experience at Chemical Securities, Inc., where his responsibilities included working with financial sponsors on the analysis, evaluation and financing of leveraged buyouts, provides the Company with greater insight into the analysis and evaluation of both its existing investment portfolio and potential future investments. Mr. Lazar’s service on the boards of other public and private companies and certain Kelso portfolio companies provides the Company with a valuable understanding of the issues facing manufacturing companies and operating companies, which provides the Company with added insight into the operational issues facing its existing and potential portfolio companies.

*	IS THE CHAIRMAN OF THE BOARD AN INTERESTED DIRECTOR?

Yes. Our Directors have been divided into two groups—interested Directors and Independent Directors. Interested Directors are interested persons as defined in the 1940 Act. The Board’s chairman, James R. Maher, is an interested Director because he is an officer of the Company and the Advisor. In part because the Company is an externally-managed investment company, the Board believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of its Advisor enhances, among other things, the Board’s understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Maher’s employment with the Advisor better allows for the efficient mobilization of the Advisor’s resources at the Board’s behest and on its behalf.

*	IS THERE A LEAD INDEPENDENT DIRECTOR?

No. The Board does not have a lead Independent Director. The Board believes its current size and the composition and leadership of its committees allow each Director to enjoy full, accurate and efficient communication with the Company, the Advisor and management, and facilitates the timely transmission of information among such parties.

*	WHAT IS THE BOARD’S ROLE WITH RESPECT TO OVERSIGHT OF THE COMPANY’S RISKS?

As is the case with most business development companies and investment companies, the Company’s investment adviser has responsibility for the day-to-day management of the Company, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Board’s Chairman, acting between

Board meetings, interacts with and receives reports from senior personnel of service providers, including the Advisor’s portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Advisor regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, business continuity, personal trading, valuation, and investment research. The Board also receives reports from counsel to the Company and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s Audit Committee receives periodic communications from the Company’s independent registered public accounting firm. The Board interacts with and receives reports from the Company’s Chief Compliance Officer in connection with each scheduled meeting and, at least on an annual basis, the Company’s Independent Directors meet separately from the Advisor and the Company’s management, with the Company’s Chief Compliance Officer and independent legal counsel on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company.

*	HOW CAN THE COMPANY’S STOCKHOLDERS SEND COMMUNICATIONS TO THE DIRECTORS?

Stockholders and other interested parties may communicate with the Board or any member of the Board by mail addressed to the Board or the Director(s) with whom they wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the Company at 40 East 52nd Street, New York, New York 10022.

*	HOW OFTEN DO THE DIRECTORS MEET?

In 2013, the number of meetings held for the full Board totaled five and the number of meetings held for the Audit Committee totaled four. The Governance Committee, which became the Governance and Compensation Committee in March 2014, met twice in 2013. During the Company’s last full fiscal year, each Director attended at least 75% of the aggregate of (i) all regular meetings of the Board of the Company and (ii) all meetings of all committees of the Board of the Company on which the Director served. The Company requires each Director to make a diligent effort to attend all Board and committee meetings, and encourages, but does not require, Directors to attend the annual meeting of Stockholders. At the 2013 Annual Meeting, one of the Directors attended in person.

*	WHAT ARE THE COMPANY’S DIRECTORS AND OFFICERS PAID FOR THEIR SERVICES?

NASDAQ rules require listed companies, such as the Company, to approve the compensation of the chief executive officer. The Company has not paid, and does not intend to pay, compensation to our executive officers for their service as executive officers of the Company. Our executive officers are employees of, and are compensated by, the Advisor and/or the Company’s administrator. The Independent Directors have approved the investment management agreement between the Company and the Advisor and the administration agreement between the Company and its administrator, each as required under the 1940 Act.

The following table shows information regarding the compensation received by the Independent Directors and officers from the Company for the fiscal year ended December 31, 2013. No compensation is paid to directors who are “interested persons” as defined in the 1940 Act.

Name and Principal Position with the Company	Fees Earned From or Paid in Cash by the Company	Pension or Retirement Benefits Accrued As Part of the Company’s Expenses(1)	All Other Compensation	Total Compensation From the Company Received by Directors
Independent Directors
John R. Baron(2), Director	$58,750	None	None	$58,750
Brian D. Finn(2), Director	58,750	None	None	58,750
Jerrold B. Harris, Director	116,750	None	None	116,750
William E. Mayer, Director	119,250	None	None	119,250
François de Saint Phalle, Director	116,750	None	None	116,750
Maureen K. Usifer, Director	124,250	None	None	124,250
Interested Director
James R. Maher(3),
Chairman of the Board and Chief Executive Officer	None	None	None	None
Officers
Michael B. Lazar(3)(4),
Chief Operating Officer	None	None	None	None
Corinne Pankovcin(5),
Chief Financial Officer and Treasurer	None	None	None	None
Matthew J. Fitzgerald(6),
Chief Compliance Officer	None	None	None	None

(1)	We do not have a pension or retirement plan or deferred compensation plan, and Directors do not receive any pension or retirement benefits.

(2)	Messrs. Baron and Finn were appointed as Directors of the Company on June 17, 2013.

(3)	Messrs. Maher and Lazar are employees of, and compensated by, the Advisor.

(4)	Mr. Lazar was nominated for election as a Director of the Company on March 5, 2014.

(5)	Ms. Pankovcin is currently an employee of, and compensated by, BlackRock Investment Management, LLC.

(6)	Mr. Fitzgerald is currently an employee of, and compensated by, BlackRock Financial Management, Inc.

As compensation for serving on our Board, each Independent Director received an annual fee of $100,000 in 2013. Additionally, each Independent Director receives meeting attendance fees of $2,500 ($1,250 for telephonic attendance) per board meeting and $1,000 ($500 for telephonic attendance) per committee meeting attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chairperson of the audit committee receives an annual fee of $7,500 and the chairperson of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our Directors and officers.

*	HOW LARGE A STAKE DO THE DIRECTORS HAVE IN THE COMPANY?

The following table sets forth the dollar range of our common stock beneficially owned by each of our Directors as of March 18, 2014. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors:
John R. Baron		None
Brian D. Finn		Over $100,000
Jerrold B. Harris	Over $	100,000
William E. Mayer		None
François de Saint Phalle	Over $	100,000
Maureen K. Usifer	Over $	100,000

Interested Director and Executive Officer:
James R. Maher	Over $	100,000
Michael B. Lazar(3)	Over $	100,000

(1)	Dollar ranges are as follows: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; or over $100,000.

(2)	The dollar range of equity securities beneficially owned is based on the closing price of $9.25 per share of our common stock on March 18, 2014 on NASDAQ.

(3)	Board nominee.

*	WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

The election of each of Messrs. Baron, Harris and Lazar requires the affirmative vote of a plurality of the shares voted. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

*	HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE.

* * * * *

SECOND PROPOSAL: TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Company as of and for the Company’s fiscal year ending December 31, 2014. D&T was selected by the Audit Committee of the Company and that selection was ratified by the Company’s Board, including all of the Independent Directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of D&T in the Company. A representative of D&T will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

Fees Incurred by the Company for Deloitte & Touche LLP

Aggregate fees incurred by the Company for the fiscal years ended December 31, 2013 and 2012 for the Company’s principal accounting firm, D&T, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates, are set forth below.

	2013	2012
Audit Fees	$637,375	$630,500
Audit-Related Fees	37,500	35,000
Tax Services Fees	7,000	6,100
All Other Fees	—	—

Total	$681,875	$671,600

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as comfort letters, consents and review of documents filed with the SEC, including certain 8-K filings. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees

Tax services fees consist of fees billed for professional services performed by the independent registered public accounting firm’s tax personnel for tax compliance. These services include assistance regarding federal, state and local tax compliance except those services specifically related to the audit and review of financial statements.

All Other Fees

Other fees would include fees paid to the independent registered public accounting firm for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. D&T, as our independent registered public accounting firm (“Independent Auditors”), is responsible for performing an independent audit of our financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of our Independent Auditors.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services that may be provided by our Independent Auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the Independent Auditors in order to assure that the provision of such service does not impair the Independent Auditors’ independence. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement.

Periodically, the Audit Committee reviews and approves all audit, audit-related, tax and all other services that are performed by our Independent Auditors. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority between meetings to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Independent Auditors to management.

All services described above under “Audit Fees,” “Audit-Related Fees,” “Tax Services Fees” and “All Other Fees” were pre-approved by the Audit Committee.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933 or the Exchange Act.

Audit Committee Report

The Audit Committee has reviewed the Company’s audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T matters required to be discussed relating to D&T’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement on Auditing Standards No. 114, as amended (Codification of Statements on Auditing Standards, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T). The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the audit committee concerning independence, and has discussed with D&T its independence.

Based on the Audit Committee’s review and discussions referred to above, including its discussions with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the D&T to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Directors, has approved, selecting D&T to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Maureen K. Usifer, Chair

John R. Baron

Brian D. Finn

Jerrold B. Harris

François de Saint Phalle

William E. Mayer

Required Vote

Approval of the Second Proposal requires the affirmative vote of a majority of all shares of common stock of the Company present at the Annual Meeting, in person or by proxy, and entitled to vote. Abstentions will be considered present for the purpose of determining the presence of a quorum and will have the effect of a vote against the Second Proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to the Second Proposal.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

The cost of soliciting proxies will be borne by the Company. In addition, certain officers, Directors and employees of each of the Company and the Advisor (none of whom will receive additional compensation therefor) may solicit proxies in person and/or by telephone, mail, facsimile transmission or email.

The Company intends to use the services of Georgeson Inc. to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated fee not to exceed $6,500 plus expenses. As the Annual Meeting approaches, certain Stockholders may receive a telephone call from a representative of Georgeson Inc. if the Stockholder’s votes have not yet been received.

Abstentions and broker non-votes will be counted as shares present at the Annual Meeting but not as votes cast and will not affect the result of the votes on Proposal 1. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there should not be any broker non-votes with respect to Proposal 2.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Stockholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Company, by delivering subsequently dated proxies or by attending and voting at the Annual Meeting.

The Board of the Company has fixed the close of business on March 12, 2014 as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Stockholders of the Company on that date will be entitled to one vote for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights, on each matter to be voted on at the Annual Meeting or any adjournments, postponements or delays thereof. The Company had 74,520,169 shares of common stock outstanding at the close of business on the record date.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 16 dedicated investment professionals, who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Since the commencement of our operations, the Advisor’s team of investment professionals, including our senior management, has evaluated more than 2,800 investment opportunities and completed 152 investments in middle-market companies investing in excess of $3.2 billion through December 31, 2013. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

Executive officers of the Advisor include:

Name	Position
James R. Maher	Chief Executive Officer
Michael B. Lazar	Chief Operating Officer
Corinne Pankovcin	Chief Financial Officer
Matthew J. Fitzgerald	Chief Compliance Officer

The term of office of each of the Company’s and Advisor’s executive officers is indefinite.

The biographical information of James R. Maher and Michael B. Lazar is set forth above. See “First Proposal.”

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years
Corinne Pankovcin 1966	Ms. Pankovcin is the Chief Financial Officer and Treasurer of the Company, Chief Financial Officer of the Advisor and a Managing Director of Finance at BlackRock Investment Management LLC. Prior to joining the Company, Ms. Pankovcin was a senior member of Finance & Accounting of Alternative Investments and served as Chief Financial Officer for the Emerging Markets products group at PineBridge Investments (formerly AIG Investments). From 2005 to 2011, Ms. Pankovcin was primarily responsible for the administration of the alternative asset products, including financial reporting. She managed the finance operations for the various product teams and coordinated investment valuations and investor reporting. From 2002 to 2005, Ms. Pankovcin was with Geller & Company, where she served as Director of Business Development and Process Implementations. Prior to joining Geller & Company, she served as Vice President of Finance and Accounting for Bessemer Venture Partners. Ms. Pankovcin began her career with PricewaterhouseCoopers LLP, where she ultimately held the role of Senior Manager of Business Assurance for Consumer Products, Manufacturing, and Middle Market industries from 1991 to 2001. Ms. Pankovcin earned her B.S. in Business Administration, with honors, from Dowling College and her M.B.A from Hofstra University. She is a Certified Public Accountant.

Matthew J. Fitzgerald 1964	Matthew J. Fitzgerald is Chief Compliance Officer of the Company, Chief Compliance Officer of the Advisor and a Managing Director in the Legal and Compliance Department of BlackRock Financial Management, Inc. Mr. Fitzgerald has served as the Company’s Chief Compliance Officer since November 2010 and has been with BlackRock, Inc. (“BlackRock”) (via Barclays Global Investors) since 2004. Prior to joining BlackRock, Mr. Fitzgerald was the General Counsel and a Managing Director of a Hong Kong SFC registered dealer and financial/investment advisory firm. From 1991 to 2000, he practiced law with Brown and Wood LLP and Kirkpatrick and Lockhart in Washington, D.C. Mr. Fitzgerald has a B.A. from Yale University and a J.D. from The Emory University School of Law.

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company and officers of the Advisor is 40 East 52nd Street, New York, New York 10022.

ORGANIZATION OF THE ADVISOR

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940. James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor. For purposes of this paragraph, the term “control” has the meaning given to it in the 1940 Act.

ADMINISTRATION AGREEMENT

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides administrative services to the Company. The Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of its officers and their respective staffs.

PRINCIPAL EXECUTIVE OFFICES

The principal executive office of each of the Company and the Advisor is located at 40 East 52nd Street, New York, New York 10022. The principal executive office of the Administrator is located at 55 East 52nd Street, New York, New York 10055.

PRINCIPAL STOCKHOLDERS

The following table sets forth, at March 18, 2014, information with respect to the ownership of our common stock by each beneficial owner who owned more than 5% of our outstanding shares of common stock, each director, our chief executive officer, each of our other executive officers and our Directors and executive officers as a group. Percentage of common stock is based on 74,520,169 shares of common stock outstanding at March 18, 2014. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding

BlackRock, Inc.(1)	Beneficial	4,808,207	6.45%
40 East 52nd Street New York, NY 10022

James R. Maher(2)(3)(4)	Record and Beneficial	632,718	*	%
John R. Baron	None	None	*	%
Brian D. Finn	Record and Beneficial	30,000	*	%
Jerrold B. Harris	Beneficial	129,213	*	%
William E. Mayer(5)	Beneficial	None	*	%
François de Saint Phalle	Record	408,041	*	%
Maureen K. Usifer	Record	16,825	*	%
Michael B. Lazar(3)(4)(6)	Record and Beneficial	405,360	*	%
Corinne Pankovcin	None	None	*	%
Matthew J. Fitzgerald	None	None	*	%
All officers and directors as a group (10 persons)(7)	Record and Beneficial	1,515,562	2.03%

*	Represents less than 1%.

(1)	The information regarding BlackRock, Inc. is based on information included in Schedule 13G filed with the SEC on January 28, 2014 on behalf of BlackRock, Inc.

(2)	Excludes shares owned by the individual’s adult children and shares owned by a family trust, as to each of which the individual disclaims beneficial ownership. Includes 106,595 shares owned by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or otherwise.

(3)	Includes unvested shares of restricted common stock that the individual has the right to vote.

(4)	Includes shares held in brokerage accounts that may be used as security on a margin basis.

(5)	Excludes shares owned by a family trust, as to which the individual disclaims beneficial ownership.

(6)	Includes shares owned by an individual retirement account as to which the individual is the beneficiary and excludes shares owned by a family trust. The individual disclaims beneficial ownership of the shares owned by the trust. Includes 106,595 shares owned by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or otherwise.

(7)	The address for all our officers and Directors is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, NY 10022. For purposes of calculating shares owned by all officers and directors as a group, the 106,595 shares owned by the Advisor and included in the calculation of shares owned by James R. Maher and Michael B. Lazar, are counted once.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an investment management agreement with the Advisor, under which the Advisor, subject to the overall supervision of our Board, manages our day-to-day operations, and provides investment advisory services to us. For providing these services, we have agreed to pay the Advisor a management fee based on our total assets and an incentive fee based on our investment performance, plus reimbursement of certain expenses incurred by the Advisor. Our senior management, our Chairman of the Board and certain members of the Advisor’s investment committee have ownership and financial interests in the Advisor and indirectly benefit from any increase in our total assets. In addition, our executive officers and Directors and the employees of the Advisor and members of its investment committee serve or may serve as investment advisors, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so.

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Mr. Lazar and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

Pursuant to the terms of the administration agreement, BlackRock, through the Administrator (a wholly owned subsidiary of BlackRock), provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

In 2007, our Board authorized the purchase by the Advisor from time to time in the open market of an indeterminate number of shares of our common stock, in the Advisor’s discretion, subject to compliance with our and the Advisor’s applicable policies and requirements of law. There were no such purchases during the year ended December 31, 2013.

At December 31, 2013, the Advisor owned and had the right to vote 45,992 shares of our common stock. On such date, under compensation arrangements for its officers and employees, the Advisor owned of record but did not have the right to vote an additional 124,632 of our common stock. At December 31, 2013, BlackRock, reported that it beneficially owned 4,808,207 shares of our common stock, representing approximately 6.46% of the total shares outstanding. An entity affiliated with BlackRock has ownership and financial interests in the Advisor.

From time to time, we may invest in transactions in which our Directors and officers or the officers and employees of the Advisor have a pecuniary interest. With respect to any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company, any other applicable laws and our written policies and procedures concerning affiliated transactions. Depending on the extent of the individual’s pecuniary interest, the Advisor will disclose the interest to its investment committee, our senior management and our Board and may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board, the Advisor and its investment committee with respect to the transaction.

Mr. Maher, our Chief Executive Officer and Chairman of our Board, is a former partner, and Mr. Mayer, one of our Directors, is currently a partner, of Park Avenue, a private equity fund manager specializing in middle-market management buyouts and growth capital investments. In addition, an employee of the Advisor is a former employee of Park Avenue. Mr. Maher and the employee have economic interests in Park Avenue. Messrs. Maher and Mayer own limited partner interests in the fund managed by Park Avenue. As of December 31, 2013, we held an indirect interest of less than 5% of the voting securities of DynaVox Systems LLC and DynaVox Systems Holdings, LLC (DynaVox Systems LLC and DynaVox System Holdings LLC are collectively referred to as “DynaVox”). DynaVox is a portfolio company of Park Avenue’s fund.

Mr. Maher also owns a limited partnership interest in a private equity fund managed by Vestar Capital Partners (“Vestar”), a private equity management firm specializing in management buyouts and growth capital investments. DynaVox is also a portfolio company of a Vestar private equity fund. In 2013, we invested an additional $60,000,000 in a new second lien term loan, and an additional $10,000,000 in a new first lien term loan, of MediMedia USA, Inc., which is also a portfolio company of a Vestar private equity fund. Each of the transactions by which we consummated these investments was approved by the Advisor, and its investment committee as applicable, after consideration of the significant relevant factors and disclosed to our Board.

FINANCIAL STATEMENTS AND OTHER INFORMATION

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 40 EAST 52ND STREET, NEW YORK, NEW YORK 10022 (TELEPHONE NUMBER 212-810-5800).

We periodically update performance and certain other data for Company in the “Investor Relations” section of website which can be found at http://www.blackrockkelso.com/InvestorRelations/index.htm. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s Directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2013.

DIVIDEND REINVESTMENT PLAN

On March 4, 2009, the Company amended its dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, distributions may be made in newly issued or treasury shares of the Company’s common stock at a price equal to 95% of market price on the distribution payment date. The amended Plan means that, under certain circumstances, the Company may issue shares of its common stock at a price that is less than NAV per share. Any issuance of common stock at a price below NAV will result in an immediate dilution to existing Stockholders who do not participate in the Plan. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a non-participating Stockholder’s interest in the earnings and assets of the Company and voting interest in the

Company. On March 4, 2009, the Company filed a Form 8-K with the SEC concerning the amended Plan. You may access the Form 8-K filing and the Plan at http://www.sec.gov or http://www.blackrockkelso.com/InvestorRelations/SECFilings.

PRIVACY PRINCIPLES OF THE COMPANY

We are committed to maintaining the privacy of Stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our Stockholders, although certain non-public personal information of our Stockholders may become available to us. We do not disclose any non-public personal information about our Stockholders or former Stockholders to anyone, except as permitted by law or as is necessary in order to service Stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about the Stockholders to employees of the Advisor with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our Stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the Company’s proxy statement in connection with the Company’s 2015 annual meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices by Wednesday, November 26, 2014.

Stockholders who do not wish to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the 2015 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2015 annual meeting in accordance with the Company’s bylaws. The Company’s bylaws require that advance notice be given to the Company in the event a Stockholder desires to transact any business from the floor at an annual meeting of Stockholders, including the nomination of directors. Notice of any such business must be in writing and received at the Company’s principal executive office between Friday, January 9, 2015 and Sunday, February 8, 2015. In order to be considered timely, such notice shall be delivered to the Company’s Secretary at the principal executive office of the Company and shall set forth all information required under the Company’s bylaws.

Copies of the Company’s bylaws are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Company will also furnish, without charge, a copy of its bylaws to a Stockholder upon request. Such requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022, or by calling 212-810-5800.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those Stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s Stockholders will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple Stockholders sharing an address unless contrary instructions have been received from the affected Stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

Please note that only one Proxy Statement and annual report may be delivered to two or more Stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and annual report or for instructions as to how to request a separate copy of this document and annual report or as to how to request a single copy if multiple copies of this document and annual report are received, Stockholders should contact the Company at the address and phone number set forth below.

Requests should be directed to the Company at 40 East 52nd Street, New York, New York 10022 (telephone number 212-810-5800). Copies of these documents may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2014

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available at the Company’s web site at:

http://www.blackrockkelso.com/InvestorRelations/FinancialInformation.

OTHER MATTERS

The management of the Company knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

JAMES R. MAHER
Chairman and Chief Executive Officer

March 19, 2014

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 PM, Eastern Time, on May 8, 2014.
Vote by Internet
• Go to www.envisionreports.com/BKC
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposal — The Board of Directors recommends a vote FOR the listed nominees and FOR for the following proposal.

1. Election of Directors: 01 - John R. Baron 02 - Jerrold B. Harris 03 - Michael B. Lazar						+
☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
2. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

¢	1 U P X	+

01SUAA

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2013 Annual Report on Form 10-K are available at: www.envisionreports.com/BKC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Blackrock Kelso Capital Corporation

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 9, 2014

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael B. Lazar and Laurence D. Paredes, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of Common Stock of BlackRock Kelso Capital Corporation (the “Company”) held of record by the undersigned on March 12, 2014 at the Annual Meeting of Stockholders of the Company to be held on May 9, 2014 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THE ANNUAL MEETING.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET